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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-04963

The Berwyn Funds

(Exact name of registrant as specified in charter)

1189 Lancaster Avenue Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip code)

Kevin M. Ryan

  The Killen Group, Inc.          1189 Lancaster Avenue              Berwyn, PA 19312

(Name and address of agent for service)

Registrant's telephone number, including area code:  (610) 296-7222

Date of fiscal year end:         December 31, 2012

Date of reporting period:       December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

ANNUAL REPORT

DECEMBER 31, 2012

NO LOAD MUTUAL FUNDS

Shareholder Services

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707 | Cincinnati, Ohio 45246-0707

1 (800) 992-6757

www.theberwynfunds.com

THE BERWYN FUNDS TABLE OF CONTENTS

THE BERWYN FUNDS

2012 Annual Report

The Berwyn Funds

Letter from the President

January 24, 2013

Dear Shareholder:

The Berwyn Funds performed well in 2012. The Berwyn Income Fund, our largest and most defensive fund, recorded a sound return despite the risk averse posture taken in the fixed income sector of its portfolio. The Berwyn Fund, which tends to invest in smaller companies, also did well, outperforming its benchmark index. The Berwyn Cornerstone Fund, which invests in larger companies that the adviser believes are undervalued, reported a respectable total return for the year. In each case these returns were accomplished by utilizing a fundamental research approach that focuses on uncovering companies whose securities are believed to be selling below their intrinsic worth.

Four years have now passed since the nadir of the financial collapse that ravaged the housing and banking industries. This experience has driven many investors into low risk investments such as Treasury bills, municipal bonds and certificates of deposit, as well as alternative investments, including gold and works of art. Recently, it was reported that pension plans are lowering their exposure to stocks. When investors become broadly disillusioned with the financial markets, and particularly the stock market, history suggests that opportunities are created for those willing to take a contrarian viewpoint and make objective assessments of individual investment situations.

There are many reasons why I am excited about the prospects for the economy and for The Berwyn Funds in the year ahead. Uppermost in my mind is the fact that corporate America has done a terrific job in growing earnings, repurchasing shares at inexpensive prices and raising their dividends. In addition, they have lowered their debt-to-equity ratios and, in many cases, are holding large amounts of cash. Low interest rates are another reason to be bullish. Although this has been the case for a number of years, consumers continue to increase their savings rate, rebuilding their confidence and are now in an improved position to make housing and new car purchases. The availability of inexpensive energy in the form of natural gas is further cause to think that the economy’s growth will accelerate in 2013. Low natural gas prices are discouraging the import of oil into the United States and encouraging large energy dependent industrial projects, including chemical plants, where it is used as a basic feedstock.

For those investors who like to read and interpret price charts, the Dow Jones Transportation Average (DJTA) has recently eclipsed its former highs and is breaking-out into new territory. Charles Dow, creator of the Dow Theory, regarded the movement of the DJTA as an excellent predictor of future economic activity. Followers of the Dow Theory will be watching to see if the price action of the DJTA will be “confirmed” by the Dow Jones Industrial Average (DJIA). If the DJIA makes an all-time high in the weeks, or months, to come, it could be interpreted by some observers as the start of a new secular bull market.

At The Berwyn Funds, we are positioned to participate in a growing economy. Our team remains unchanged and is busy looking for solid long term investments to add to our portfolios. As our loyal shareholders know, movements in the stock market are unpredictable. Nevertheless, our emphasis on value has served us well in the past and we are working hard to make 2013 a rewarding year for our shareholders.

In addition to its regular activities and as a result of The Berwyn Funds’ growth, your Board of Trustees has been engaged in a year long search for an additional independent trustee. In this regard, we are pleased to announce the appointment of John Bartholdson to The Berwyn Funds’ Board of Trustees. John has an impressive background of executive leadership in public companies and currently sits on the board of CBRE Clarion Global Real Estate Income Fund, a publicly traded closed-end fund. I believe that the Board of Trustees of The Berwyn Funds has done an excellent job in protecting shareholders’ interests and John’s significant experience and capability will be an added asset in the years ahead.

Thank you for your continued confidence.

Sincerely,

Robert E. Killen

President

Past performance is not a guarantee of future results. The investment return and the principal value of an investment in The Berwyn Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other information about the Funds and should be read before investing. The Funds’ prospectus may be obtained by downloading it from the Funds’ web site (www.theberwynfunds.com) or by calling 1-800-992-6757.

The President’s Letter seeks to describe some of the Advisor’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The opinions and views expressed are as of the date of the Letters.

The Berwyn Funds are distributed by Ultimus Fund Distributors, LLC.

THE BERWYN FUNDS

2012 Annual Report

Berwyn Fund

a series of The Berwyn Funds

January 24, 2013

Dear Berwyn Fund Shareholder:

The Berwyn Fund (BF or the Fund) ended the year with a total return gain of 4.12 percent in the fourth quarter. This performance exceeded that of the Russell 2000 Index (“Russell 2000”), our reference small cap index, which gained 1.85 percent on a total return basis. Larger cap stocks underperformed in the fourth quarter as the Dow Jones Industrial Average (DJIA) and the Standard and Poor’s 500 Index (S&P 500) fell 1.74 percent and 0.38 percent, respectively.

For the twelve-month period, BF registered a strong total return, 18.67 percent. This advance eclipsed that of the Russell 2000, which had an annual gain of 16.35 percent. Once again, larger cap stock performance results trailed those of small cap stocks. For 2012, the DJIA and the S&P 500 rose 10.24 percent and 16.00 percent, respectively. At year-end, the Fund paid a distribution in the amount of $2.0679. The distribution reflected a long term capital gain per share of $1.4326, a short term capital gain of $0.5754 and income dividend of $0.0599.

As shown in the accompanying figure, the Berwyn Fund has also performed well over the past ten years as compared to its reference index. In that time frame, $10,000 invested in BF grew to $30,318, while $10,000 invested in the Russell 2000 grew to $25,279. We believe that our ability to beat the Russell 2000 over a ten-year period validates the consistency of our investment approach, both in its philosophy and implementation.

The BF’s performance was led by advances in the stock prices of Winnebago, a manufacturer of recreational vehicles, which rose 131.2 percent, Stewart Information, a title insurance company, up 130.3 percent, Stratasys, a manufacturer of 3D printers, up 99.6 percent, Landec, a diversified polymer chemistry company, up 72.8 percent and Sturm Ruger, a manufacturer of firearms, up 48.4 percent. Both Stratasys and Sturm

Ruger have been sold in their entirety. Sturm Ruger was sold before the tragedy at the Sandy Hook school in Connecticut, and at the time of our initial purchase, did not make any military style, or tactical weaponry.

Our 2012 results were hampered by the poor performance of several stocks that fell more than 15 percent during the year: ADTRAN, a manufacturer of high speed digital products, was down 31.5 percent, Ducommun, an aerospace component manufacturer, was down 23.4 percent, Gulf Island Fabrication, a manufacturer of offshore drilling platforms, was down 17.8 percent and Newpark Resources, a supplier of drilling fluids, was down 17.4 percent. Ducommun was eliminated from the portfolio during the year.

Throughout the year, economic growth was tentative with the antics of Congress sapping the confidence of both investors and consumers. Nevertheless, corporate America dealt effectively with the uncertainty emanating from Washington as earnings rose, dividends increased and share buybacks were initiated, or continued, by many companies. Towards year-end the housing industry gained strength, minor progress was observed on the unemployment front and oil imports continued to weaken as the country’s domestic energy industry increased production. The success experienced by the oil and gas industry in developing hydrocarbon reserves in shale formations is having a profound effect upon the nation’s economy and prospects, in our opinion. Inexpensive and plentiful natural gas is enabling the development of major industrial projects and attracting foreign capital in the process. This is a phenomenon that has not been often seen in the United States in recent years.

If the economy accelerates as 2013 unfolds, we believe BF is in an excellent position to capitalize on this growth. At year-end, the Fund held 42 stocks engaged in a broad range of businesses as listed in the accompanying tables. The five major industry sectors represented in BF and the percentage of assets allocated, are: Information Technology, 23.5 percent, Industrials, 22.4 percent, Consumer Discretionary, 17.8 percent, Financials, 13.0 percent and Energy, 7.5 percent. The allocation to various industries is not predetermined, but is a fallout from the value oriented investment process that we employ. In the fourth quarter, BF began to accumulate a position in Vonage, a low cost provider of telecommunication services. Specifically, Vonage uses the internet capability of its customers to provide VOIP (voice over internet protocol) and targets various ethnicities within the United States who place high numbers of overseas telephone calls.

In 2012, many equity funds experienced asset outflows, however, BF was able to grow its asset base through internal appreciation and sales to new shareholders. At year-end, the assets in the Fund totaled $302 mm as compared to $227 mm at the end of 2011. Despite the increase in the Fund’s asset base, the average weighted market capitalization of the stocks held in the Fund at year-end was $560 mm, which was slightly less than the year-end 2011 figure, $588 mm.

Thank you for your investment and confidence in the BF.

Sincerely,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/12 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Fund	18.67%	7.37%	11.73%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Fund for the year ended 12/31/12 was 1.19%. The expense ratio for Berwyn Fund as stated in the 5/1/12 prospectus was 1.22%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2012 Annual Report

Berwyn Income Fund

a series of The Berwyn Funds

January 24, 2013

Dear Berwyn Income Fund Shareholder:

Total return to shareholders of the Berwyn Income Fund (BIF or the Fund) for 2012’s fourth quarter was 2.02 percent. For the full year, BIF’s total return was 7.96 percent. In the fourth quarter, a distribution of $0.0935 per share was paid from net investment income, down from the $0.1215 per share paid in 2011’s final quarter. At year’s end, the Fund also paid a long-term capital gain distribution of $0.3540 per share, roughly the same as the $0.3526 paid in 2011. During the fourth quarter, BIF’s performance exceeded the 1.08 percent total return gain of the Lipper Income Fund Index and fell between its two fixed income reference indices, the Citigroup Broad Investment Grade Bond (BIG) Index (+0.23 percent) and the Merrill Lynch High Yield Master II Index (+3.23 percent).

For the full year 2012, BIF outperformed the Citigroup Broad Investment Grade Bond (BIG) Index, which advanced 4.23 percent on a total return basis, but trailed the Merrill Lynch High Yield Master II Index (+15.59 percent) and the Lipper Income Fund Index (+9.97 percent), the latter being the only benchmark with an equity component. Both equity and high yield bond returns picked up their pace in 2012, adding to their remarkable recovery since the 2008-2009 financial crisis. A strengthening job market, improved corporate earnings and expansive Federal Reserve actions, described in the paragraphs below, all contributed to higher values being placed on riskier asset classes.

The positive events for the equity and high yield bond markets recited above occurred in the face of significant political uncertainty. The contentious Presidential Election, the dire Fiscal Cliff, the pending Debt Ceiling, the unruly Occupy Wall Street movement and the Euro Zone crisis all contributed to dampening investors’ enthusiasm. Despite the negative headlines, Wall Street moved higher as the economy slowly healed. The final piece of the puzzle that may propel equity markets to new heights in 2013 is a return of investor confidence.

The assets of BIF can be allocated between fixed income securities and equities. However, the equity allocation is limited to 30 percent of the total portfolio. Over the long term, we believe this constraint has served our shareholders well as it has resulted in reduced volatility and above average returns. In light of our positive outlook for stocks, our equity allocation was relatively high throughout 2012. However, with interest rates at, or near, historically low levels, we maintained a cautious approach with regard to the fixed income portion of the portfolio.

There are several factors that reinforce our constructive attitude towards equities. One factor is the slow, but deliberate improvement in the labor market. There were signs at the end of 2012 that the pace of new hires may be picking up along with business confidence. The number of Americans on extended and emergency benefits dropped to 2.07 million in the week ended December 15th, 2012, down from 3.56 million in the last week in 2011 and 4.72 million in the same period in 2010. While some of this decline can be attributed to people who have stopped looking for work, the trend in joblessness is positive for a sustainably healthy economy.

In addition to the improving labor statistics, corporate earnings advanced throughout the year and were supportive of higher stock prices. Recently, several large cap companies, such as Johnson & Johnson and 3M, have hit new all-time high prices, as did the Dow Jones Transportation Index. At this writing, the more popular Dow Jones Industrial Index and the Standard & Poor’s 500 Index are also close to new record highs.

Yet another reason for our opposing views regarding stocks and long term bonds is that the Federal Reserve Board (FRB) has not reversed its stimulative monetary policies. Short term interest rates remain near zero and the FRB’s quantitative easing continues unabated. Since 2008 the FRB has purchased $2 trillion in Treasury and mortgage-backed securities. While many question the eventual effects of this program on the rate of inflation, the positive effect on the prices of high yield bonds and equities has been indisputable. By keeping interest rates low, the FRB has encouraged more risk taking on the part of investors. With inflation remaining contained, the FRB’s low interest rate policy is set to continue throughout 2013 and even further into the future.

Although we are mindful of the macroscopic trends that inexorably impact the Fund’s composition over time, our daily focus is much more granular. We believe that adding value for our shareholders can best be achieved by focusing our efforts on identifying and understanding the risks in the marketplace while seeking undervalued investment opportunities. We look for good businesses that can generate significant, sustainable returns on capital. We often invest in companies that are considered turnaround situations. Companies with strong competitive positions, healthy profit margins, secure balance sheets and ample free cash flow will likely perform well no matter what happens in the world’s power centers, be it Washington, Brussels, Cairo or Beijing. Our bottom-up approach is not designed to answer the big, top-down questions, but to capitalize on individual business opportunities overlooked by others.

In 2012, BIF enjoyed a strong first and final quarter but disappointing mid-year results. The majority of the Fund’s underperformance occurred during the second quarter when a handful of holdings experienced sharp price declines at a time when Treasury bonds rallied, interest rates declined and our higher than normal cash allocation was a hindrance. Good relative performance in the first and fourth quarters was not enough to offset the downdraft in the second quarter and mediocre returns in the third. BIF did earn a respectable absolute return for the year and several holdings produced exceptional returns. Five equity holdings had total returns over 30 percent, led by Chico’s FAS which gained 67.8 percent on a total return basis during 2012. HCC Insurance Holdings, up 38.0 percent, JPMorgan Chase, up 36.2 percent, DDI Corp, up 32.4 percent, and US Ecology, up 31.0 percent, were the other four top performers. The biggest stock losers for the year were Exelon, down 27.4 percent, Nokia, down 14.0 percent, Brooks Automation, down 12.2 percent, Intel, down 12.0 percent and Dun & Bradstreet, down 9.7 percent. The Fund sold Brooks Automation and Dun & Bradstreet during 2012.

In the fixed income portfolio, several holdings appreciated markedly. We previously highlighted the Gap, Inc.’s 5.95 percent 4/21/2021 bonds in our Third Quarter Shareholder’s Letter. The bonds started 2012 priced at $95.4 and rallied to $114.4 at the end of December for a price-only gain of over 19.9 percent. Another positive contributor was Ixia’s 3.00 percent 12/15/2015 convertible bonds. We purchased the bonds at an average price of $93.27 in the summer of 2011. After a CEO change and a few acquisitions, Ixia’s sales and earnings improved dramatically. Having started the year at $97.9, the bonds rallied to $116.1 for a price-only return of over 18 percent. On the downside, the bonds of Chiquita Brands, which were sold during the second quarter, and Best Buy, which the Fund continues to own, posted negative returns for the year and detracted from performance.

Lastly, one of our most disappointing equity holdings during 2012, Nokia, turned out to be one of our better fixed income performers. As Nokia’s problems mounted in the first half of 2012, its equity and fixed income securities declined substantially. Although we saw signs of improvement in the company’s third quarter earnings report, the market remained disillusioned with Nokia’s management team and future prospects. We bought Nokia’s 6.625 percent 5/15/2039 bonds at an average cost of $80.12. During the fourth quarter, the bonds rallied to $89.75, for a gain of 12 percent. The bonds have since rallied even higher. Nokia’s stock, which had fallen nearly 60 percent in the second quarter of 2012, appreciated over 90 percent in the second half of 2012.

From an asset allocation perspective, BIF’s cash reserves remained elevated throughout most of 2012. BIF finished the year with 20 percent in cash, roughly the same percentage as at the beginning. The Fed’s low interest rate policy led to continued bond redemptions, temporarily thwarting our efforts to reduce the Fund’s cash reserves. BIF’s equity position stood at 28 percent at the end of the year. On 12/31/12, BIF held 27 percent in convertible bonds and 25 percent in non-convertible corporate bonds, the first time that convertible debt has exceeded non-convertible debt. Approximately 60 percent of BIF’s bond portfolio is invested in high yield securities and 40 percent in investment grade securities. The Fund’s duration, a measure of interest rate sensitivity, stood at 2.44 years at year’s end. We believe the Fund’s underweighted position in bonds and its modest duration are reasonable considering today’s historically low interest rates. As mentioned in past letters, if interest rates continue to decline, BIF’s performance may lag its peers. Despite this fact, we are comfortable with our current positioning and believe that it is a reasonable balance between risk and potential reward.

Our conscious decision to limit the Fund’s exposure to interest rate sensitive securities stems from our view that the relative risk/reward ratio for many fixed income securities is not attractive at current prices. Bond prices are high and yields are low. In many cases, we have decided to be patient and wait for a better opportunity rather than purchasing a high priced, low yielding bond. Being patient is not easy and it does not mean we have given up the search for value. To the contrary, our research team works even harder during these times to ferret out attractive investment opportunities.

BIF ended the year with more than $1.4 billion in net assets. We continue to believe that the volatile market environment will offer attractive investment opportunities in the future for our shareholders. In closing, we remain grateful for the trust you have placed in us. We fully appreciate the responsibility of managing your money and will continue to do so with diligence and integrity.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/12 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Income Fund	7.96%	7.45%	7.84%
Performance data quoted represents past performance. Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BIF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The expense ratio for Berwyn Income Fund for the year ended 12/31/12 was 0.64%. The expense ratio for Berwyn Income Fund as stated in the 5/1/12 prospectus was 0.67%. Returns for Berwyn Income Fund are net of all expenses, advisory fees and commission charges and include the reinvestment of BIF’s dividends. All index returns listed herein also include the reinvestment of dividends.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

THE BERWYN FUNDS

2012 Annual Report

Berwyn Cornerstone Fund

a series of The Berwyn Funds

January 24, 2013

Dear Berwyn Cornerstone Fund Shareholder:

In the fourth quarter of 2012, Berwyn Cornerstone Fund (BCF or the Fund) generated a total return, including distributions, of 3.64%. The primary benchmarks for the Fund are the Standard and Poor’s 500 Index (S&P 500), which recorded a loss of 0.38% for the quarter, and the Standard and Poor’s Midcap 400 Index (S&P Midcap 400), which had a total return gain of 3.61%. For the full year 2012, BCF had a total return, including distributions, of 13.02%. The S&P 500 had a total return of 16.00% while the S&P Midcap 400 finished the year with a total return of 17.88%.

BCF’s improved relative performance in the fourth quarter was a result of positive price moves from the more economically sensitive portions of the portfolio combined with improved performance in some positions that had been laggards earlier in the year. Cyclical stocks such as Lincoln Electric, up 26.1 percent, Ford Motor, up 31.5 percent, and Helmerich & Payne, up 17.3 percent, exhibited strength during the fourth quarter, generating returns significantly in excess of the market. Nokia Corp., up 53.7 percent, a stock that had hindered the Fund’s performance for much of the year, rebounded strongly during the quarter.

The other major contributor to BCF’s outperformance for the quarter was fewer stocks with large losses. In each of the previous quarters in 2012 there were a few positions that had large negative returns, causing the Fund as a whole to underperform. While there were some holdings with negative returns in the fourth quarter, they did not significantly affect overall performance.

Despite numerous foreboding headlines during 2012, ranging from the recent U.S. fiscal negotiations to the earlier European economic crisis, most stock indices rose 15 percent or more as investors focused on rising corporate earnings. For the full year, BCF, as did the popular indices, experienced positive returns in virtually all economic sectors. While dour headlines have undoubtedly been a headwind for consumer and business confidence, the reality is that the economy continued to recover throughout last year.

Although growth remains moderate, there are many positive economic signs, including an improvement in job growth, a rebound in the housing sector and a strengthening in the balance sheets of most consumers. The counter-weight to these improvements has been the continued dysfunction in Washington, especially regarding the budget, and lingering concerns that Europe may remain a drag on the global economy. The combination of these economic and political factors resulted in a year when corporate profits grew, but at a relatively mild rate. Looking forward, the current choppy recovery should continue into early 2013 with the chance of stronger growth later in the year. Confidence will more than likely ebb and flow as the year progresses but we believe both individual companies and global economies are pursuing strategies that will lead to faster growth over the longer term.

The strong returns noted above, that were produced by many of BCF’s more cyclical stocks during the fourth quarter, also held true for the full year, with Chico’s FAS, up 67.8 percent, The Gap, Inc., up 70.2 percent, and Lincoln Electric, up 26.5 percent. Positive performance from most of our bank holdings, including Wells Fargo, up 27.4 percent, and JPMorgan Chase, up 36.2 percent, also provided solid contributions to the Fund for the year.

The weakest sector of the portfolio, and the only one to show negative returns for the year, was Information Technology. As we have previously written, returns have been disappointing in stocks such as Hewlett Packard, down 43.1 percent, Dell, down 29.6 percent, and Intel Corp, down 12.0 percent. While we believe this sector offers value, our returns for 2012 were obviously disappointing. In some cases, such as Hewlett-Packard, the fundamental performance of the company was the main culprit, while in other cases the fundamentals were solid but the market’s perception of future performance turned negative. We have maintained our positions in Information Technology, holding to our belief that these companies still offer investors longer term value.

While it became more difficult as the year progressed to find investments that, in our opinion, were attractively priced, we did add two new stocks to the Fund during the fourth quarter. Helmerich & Payne is a contract drilling company for both oil and natural gas with mostly domestic operations. The company operates a fleet of rigs that have been utilized by exploration companies to exploit drilling in shale formations. We also started buying Reliance Steel & Aluminum near the end of the year. Reliance is the largest U.S.-based metals processing company, taking raw metal and bending, cutting or slitting it to customers’ requirements. We believe both companies offer long-term potential for growth and, at year-end, were being priced attractively by the market.

While we did not completely sell any of our positions in the fourth quarter, we did lower the weightings of some of our better performers. Some of these reductions began in the third quarter and included Thor Industries, Gap, Inc. and Chico’s FAS. Cash ended the year just under 6.00%, down from over 10.00% at the end of the third quarter. The decrease in cash is mainly due to the two new purchases described above.

With the general increase in stock prices during 2012, it has become more difficult to find compelling value in the market. While there are still selective opportunities, with our two new purchases being examples, many stocks are priced at, or near, recent highs with valuations that appear to be quite fair. As always, corporate profits will ultimately determine whether stocks can break out to new highs, or whether a pull-back is in store. Any weakness or market correction will be viewed as an opportunity to add new holdings to the Fund. In the interim, we continue to look for attractively priced candidates that can be added to the Fund immediately, while cataloging other candidates that are attractive but, in our judgment, too expensive at this time to warrant their purchase.

While 2012 was somewhat disappointing from a relative performance perspective, the improving performance as the year progressed indicates to us that the portfolio is well positioned going forward. As always, we appreciate the support of our shareholders and look forward to the opportunities that 2013 may afford us.

Very truly yours,

The Killen Group, Inc.

Fund Performance for Periods Ended 12/31/12 (Average Annual Total Returns)
	One Year	Five Years	Ten Years
Berwyn Cornerstone Fund	13.02%	2.13%	6.04%
Past performance is not a guarantee of future results. The investment return and the principal value of an investment in BCF will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data cited. Current month end data is available at www.theberwynfunds.com.

The total and net expense ratios for Berwyn Cornerstone Fund for the year ended 12/31/12 were 1.89% and 1.25%, respectively. The total and net expense ratios for Berwyn Cornerstone Fund as stated in the 5/1/12 prospecuts were 1.96% and 1.26%, respectively. The Advisor has contractually agreed until May 1, 2014 to waive all or a portion of its management fees in order to limit BCF’s ratio expenses to average net assets to 1.25%. Returns are before taxes and are net of all expenses, advisory fees and commission charges and include the reinvestment of BCF’s dividends and distributions (total return). All index returns referred to herein also include the reinvestment of dividends, distributions and interest (total return). The returns shown do not reflect the deduction of taxes a shareholder may pay on the redemption of Fund shares or Fund distributions.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other information about the Fund and should be read before investing. The Fund’s prospectus may be obtained by downloading it from the Fund’s web site or by calling 1-800-992-6757.

BERWYN FUND SCHEDULE OF INVESTMENTS December 31, 2012
COMMON STOCKS — 92.3%	Shares	Value
CONSUMER DISCRETIONARY — 17.8%
AUTO COMPONENTS — 2.5%
Spartan Motors, Inc.	1,531,002	$7,532,530

AUTOMOBILES — 3.8%
Winnebago Industries, Inc.+	660,003	11,305,851

HOTELS, RESTAURANTS & LEISURE — 3.8%
Ruth's Hospitality Group, Inc.+	679,742	4,934,927
WMS Industries, Inc.+	380,900	6,665,750
		11,600,677
HOUSEHOLD DURABLES — 2.7%
Hooker Furniture Corp.#	571,811	8,274,105

SPECIALTY RETAIL — 2.7%
Genesco, Inc.+	41,200	2,266,000
Jos. A. Bank Clothiers, Inc.+	134,700	5,734,179
		8,000,179
TEXTILES, APPAREL & LUXURY GOODS — 2.3%
Crocs, Inc.+	486,700	7,003,613

CONSUMER STAPLES — 2.7%
FOOD PRODUCTS — 2.7%
Chiquita Brands International, Inc.+	147,800	1,219,350
Sanderson Farms, Inc.	147,500	7,012,150
		8,231,500
ENERGY — 7.5%
ENERGY EQUIPMENT & SERVICES — 4.5%
Gulf Island Fabrication, Inc.	256,663	6,141,946
Newpark Resources, Inc.+	931,850	7,315,022
		13,456,968
OIL, GAS & CONSUMABLE FUELS — 3.0%
VAALCO Energy, Inc.+	1,048,900	9,072,985

FINANCIALS — 13.0%
COMMERCIAL BANKS — 2.4%
City Holding Co.	211,385	7,351,970

INSURANCE — 8.1%
Hallmark Financial Services, Inc.+	855,761	8,027,038
Horace Mann Educators Corp.	407,150	8,126,714
Stewart Information Services Corp.	320,650	8,336,900
		24,490,652

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.3% (Continued)	Shares	Value
FINANCIALS — 13.0% (Continued)
THRIFTS & MORTGAGE FINANCE — 2.5%
Dime Community Bancshares, Inc.	542,552	$7,530,622

HEALTH CARE — 0.2%
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Cambrex Corp.+	52,414	596,472

INDUSTRIALS — 22.4%
BUILDING PRODUCTS — 2.1%
AAON, Inc.	304,318	6,354,160

COMMERCIAL SERVICES & SUPPLIES — 10.4%
Ennis, Inc.	474,984	7,348,002
Knoll, Inc.	491,000	7,541,760
McGrath RentCorp	275,123	7,981,318
US Ecology, Inc.	358,348	8,417,595
		31,288,675
CONSTRUCTION & ENGINEERING — 2.7%
Granite Construction, Inc.	246,000	8,270,520

ELECTRICAL EQUIPMENT — 2.7%
Encore Wire Corp.	268,284	8,129,005

MACHINERY — 4.5%
Graham Corp.	399,668	7,793,526
Tennant Co.	129,324	5,683,790
		13,477,316
INFORMATION TECHNOLOGY — 23.5%
COMMUNICATIONS EQUIPMENT — 2.0%
ADTRAN, Inc.	28,500	556,605
InterDigital, Inc.	134,600	5,532,060
		6,088,665
COMPUTERS & PERIPHERALS — 2.9%
Synaptics, Inc.+	289,475	8,678,460

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 6.9%
Methode Electronics, Inc.	694,630	6,967,139
Plexus Corp.+	253,000	6,524,870
ScanSource, Inc.+	226,300	7,187,288
		20,679,297
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.2%
Advanced Energy Industries, Inc.+	510,700	7,047,660

BERWYN FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.3% (Continued)	Shares	Value
INFORMATION TECHNOLOGY — 23.5% (Continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 8.2% (Continued)
Micrel, Inc.	773,675	$7,342,176
Rudolph Technologies, Inc. +	770,350	10,353,504
		24,743,340
SOFTWARE — 3.5%
Fair Isaac Corp.	85,500	3,593,565
VASCO Data Security International, Inc.+	848,765	6,917,435
		10,511,000
MATERIALS — 4.8%
CHEMICALS — 4.8%
KMG Chemicals, Inc.	423,438	7,439,806
Landec Corp.+	747,043	7,089,438
		14,529,244
TELECOMMUNICATION SERVICES — 0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Vonage Holdings Corp.+	505,000	1,196,850

TOTAL COMMON STOCKS (Cost $234,823,200)		$278,394,656

MONEY MARKET FUNDS — 7.8%	Shares	Value
Fidelity Institutional Money Market Portfolio -Select Class, 0.09% *	14,410,554	$14,410,554
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.06% *	9,012,249	9,012,249
TOTAL MONEY MARKET FUNDS (Cost $23,422,803)		$23,422,803

TOTAL INVESTMENTS AT VALUE — 100.1% (Cost $258,246,003)		$301,817,459

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(178,683)

NET ASSETS — 100.0%		$301,638,776

+	Non-income producing security.

#	Affiliated investment. The Fund owns 5% or more of the outstanding voting shares of the issuer (Note 5).

*	The rate shown is the 7-day effective yield as of December 31, 2012.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS December 31, 2012
COMMON STOCKS — 28.0%	Shares	Value
CONSUMER DISCRETIONARY — 2.5%
AUTOMOBILES — 1.1%
Ford Motor Co.	1,200,000	$15,540,000

HOUSEHOLD DURABLES — 0.9%
Newell Rubbermaid, Inc.	575,000	12,805,250

SPECIALTY RETAIL — 0.5%
Chico's FAS, Inc.	401,965	7,420,274

CONSUMER STAPLES — 1.6%
FOOD & STAPLES RETAILING — 1.3%
SYSCO Corp.	581,000	18,394,460

FOOD PRODUCTS — 0.3%
Kellogg Co.	78,000	4,356,300

ENERGY — 1.0%
ENERGY EQUIPMENT & SERVICES — 1.0%
Tidewater, Inc.	310,000	13,850,800

FINANCIALS — 3.6%
DIVERSIFIED FINANCIAL SERVICES — 1.4%
JPMorgan Chase & Co.	460,000	20,226,200

INSURANCE — 1.7%
HCC Insurance Holdings, Inc.	678,484	25,246,389

THRIFTS & MORTGAGE FINANCE — 0.5%
New York Community Bancorp, Inc.	528,037	6,917,285

HEALTH CARE — 2.8%
PHARMACEUTICALS — 2.8%
GlaxoSmithKline PLC - ADR	240,000	10,432,800
Johnson & Johnson	225,000	15,772,500
Pfizer, Inc.	600,000	15,048,000
		41,253,300
INDUSTRIALS — 5.4%
COMMERCIAL SERVICES & SUPPLIES — 3.3%
Ennis, Inc.#	1,602,008	24,783,064
US Ecology, Inc.#	981,119	23,046,485
		47,829,549
ELECTRICAL EQUIPMENT — 0.3%
Rockwell Automation, Inc.	57,000	4,787,430

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 28.0% (Continued)	Shares	Value
INDUSTRIALS — 5.4% (Continued)
INDUSTRIAL CONGLOMERATES — 0.8%
3M Co.	118,000	$10,956,300

MACHINERY — 1.0%
Met-Pro Corp.#	1,467,819	14,223,166

INFORMATION TECHNOLOGY — 6.8%
COMMUNICATIONS EQUIPMENT — 1.2%
Nokia Corp. - ADR	4,500,000	17,775,000

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.7%
Corning, Inc.	1,585,000	20,002,700
FLIR Systems, Inc.	610,000	13,609,100
Methode Electronics, Inc.#	1,944,415	19,502,483
		53,114,283
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.9%
Intel Corp.	650,000	13,409,500

SOFTWARE — 1.0%
Microsoft Corp.	535,000	14,295,200

MATERIALS — 2.6%
CHEMICALS — 1.1%
Mosaic Co. (The)	270,000	15,290,100

METALS & MINING — 1.5%
Alcoa, Inc.	1,725,000	14,973,000
Cliffs Natural Resources, Inc.	190,000	7,326,400
		22,299,400
UTILITIES — 1.7%
ELECTRIC UTILITIES — 1.3%
Exelon Corp.	630,000	18,736,200

GAS UTILITIES — 0.4%
Laclede Group, Inc. (The)	163,303	6,305,129

TOTAL COMMON STOCKS (Cost $365,477,126)		$405,031,515

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
PREFERRED STOCKS — 5.1%	Shares	Value
FINANCIALS — 2.0%
COMMERCIAL BANKS — 0.8%
Wells Fargo Capital IX	455,581	$11,425,972

DIVERSIFIED FINANCIAL SERVICES — 0.4%
JPMorgan Chase Capital XII	216,614	5,510,660

REAL ESTATE INVESTMENT TRUSTS (REIT) — 0.8%
Alexandria Real Estate Equity, Inc. - Series D - CV	5,000	133,750
First Industrial Realty Trust - Series J	87,892	2,203,452
Ramco-Gershenson Properties Trust - Series D	179,663	9,543,699
		11,880,901
HEALTH CARE — 3.1%
HEALTH CARE PROVIDERS & SERVICES — 3.1%
Omnicare Capital Trust II - Series B	935,060	44,948,334

TOTAL PREFERRED STOCKS (Cost $70,820,293)		$73,765,867

CORPORATE BONDS — 46.5%	Par Value	Value
CONSUMER DISCRETIONARY — 13.3%
DIVERSIFIED CONSUMER SERVICES — 0.5%
Service Corp. International, 7.50%, due 04/01/27	$6,590,000	$7,084,250

HOUSEHOLD DURABLES — 3.3%
D.R. Horton, Inc., 6.125%, due 01/15/14	2,000,000	2,075,000
D.R. Horton, Inc., 5.625%, due 09/15/14	3,000,000	3,150,000
D.R. Horton, Inc., 5.25%, due 02/15/15	17,702,000	18,631,355
D.R. Horton, Inc., 5.625%, due 01/15/16	8,328,000	8,973,420
D.R. Horton, Inc., 6.50%, due 04/15/16	3,000,000	3,330,000
Ethan Allen Global, Inc., 5.375%, due 10/01/15	10,500,000	10,788,750
		46,948,525
LEISURE EQUIPMENT & PRODUCTS — 0.4%
Brunswick Corp., 7.125%, due 08/01/27	6,150,000	6,288,375

MEDIA — 0.9%
Scholastic Corp., 5.00%, due 04/15/13	12,950,000	12,998,562

MULTI-LINE RETAIL — 2.2%
Family Dollar Stores, Inc., 5.00%, due 02/01/21	29,962,000	32,342,391

SPECIALTY RETAIL — 6.0%
Best Buy Co., Inc., 3.75%, due 03/15/16	6,250,000	5,843,750

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 46.5% (Continued)	Par Value	Value
CONSUMER DISCRETIONARY — 13.3% (Continued)
SPECIALTY RETAIL — 6.0% (Continued)
Best Buy Co., Inc., 5.50%, due 03/15/21	$40,199,000	$34,068,653
Gap, Inc. (The), 5.95%, due 04/12/21	31,899,000	36,493,572
Woolworth Corp., 8.50%, due 01/15/22	9,000,000	9,810,000
		86,215,975
CONSUMER STAPLES — 4.8%
FOOD & STAPLES RETAILING — 1.5%
Nash Finch Co., 1.631%, due 03/15/35 CV	32,200,000	14,932,750
Spartan Stores, Inc., 3.375%, due 05/15/27 CV	7,392,000	7,322,700
		22,255,450
FOOD PRODUCTS — 3.3%
Archer-Daniels-Midland Co., 0.875%, due 02/15/14 CV	47,500,000	47,529,688

ENERGY — 0.6%
ENERGY EQUIPMENT & SERVICES — 0.6%
Bristow Group, Inc., 3.00%, due 06/15/38 CV	8,055,000	8,558,438

FINANCIALS — 1.6%
REAL ESTATE INVESTMENT TRUSTS (REIT) — 1.6%
Health Care REIT, Inc., 4.95%, due 01/15/21	21,170,000	23,154,306

HEALTH CARE — 11.8%
HEALTH CARE EQUIPMENT & SUPPLIES — 4.3%
Medtronic, Inc., 1.625%, due 04/15/13 CV	47,471,000	47,619,347
Teleflex, Inc., 6.875%, due 06/01/19	13,870,000	14,979,600
		62,598,947
HEALTH CARE PROVIDERS & SERVICES — 3.1%
Hanger Orthopedic Group, Inc., 7.125%, due 11/15/18	21,050,000	22,207,750
LifePoint Hospitals, Inc., 3.25%, due 08/15/25 CV	23,067,000	23,095,834
		45,303,584
LIFE SCIENCES TOOLS & SERVICES — 3.3%
Illumina, Inc., 144A, 0.25%, due 03/15/16 CV	49,751,000	48,227,375

PHARMACEUTICALS — 1.1%
Hospira, Inc., 5.60%, due 09/15/40	14,450,000	15,239,519

INDUSTRIALS — 4.1%
AEROSPACE & DEFENSE — 2.3%
Alliant Techsystems, Inc., 3.00%, due 08/15/24 CV	7,390,000	7,805,687
L-3 Communications Holdings, Inc., 3.00%, due 08/01/35 CV	25,000,000	25,312,500
		33,118,187

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 46.5% (Continued)	Par Value	Value
INDUSTRIALS — 4.1% (Continued)
COMMERCIAL SERVICES & SUPPLIES — 1.7%
Deluxe Corp., Series B, 5.125%, due 10/01/14	$13,951,000	$14,509,040
Deluxe Corp., 7.00%, due 03/15/19	9,560,000	10,109,700
		24,618,740
INDUSTRIAL CONGLOMERATES — 0.1%
Carlisle Cos., Inc., 5.125%, due 12/15/20	1,500,000	1,662,806

INFORMATION TECHNOLOGY — 9.1%
COMMUNICATIONS EQUIPMENT — 4.4%
InterDigital, Inc., 2.50%, due 03/15/16 CV	23,000,000	24,466,250
Ixia, 3.00%, due 12/15/15 CV	10,250,000	11,902,813
Nokia Corp., 5.375%, due 05/15/19	13,000,000	12,382,500
Nokia Corp., 6.625%, due 05/15/39	16,786,000	15,065,435
		63,816,998
COMPUTERS & PERIPHERALS — 3.1%
SanDisk Corp., 1.00%, due 05/15/13 CV	45,000,000	44,606,250

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Anixter, Inc., 5.95%, due 03/01/15	1,882,000	2,001,977

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Lam Research Corp., 0.50%, due 05/15/16 CV	21,887,000	21,066,238

MATERIALS — 0.9%
METALS & MINING — 0.9%
Alcoa, Inc., 5.87%, due 02/23/22	5,349,000	5,769,693
Alcoa, Inc., 5.90%, due 02/01/27	5,000,000	5,146,465
Alcoa, Inc., 5.95%, due 02/01/37	3,000,000	2,897,943
		13,814,101
UTILITIES — 0.3%
GAS UTILITIES — 0.3%
Suburban Propane Partners, L.P., 7.375%, due 03/15/20	3,900,000	4,221,750

TOTAL CORPORATE BONDS (Cost $642,926,267)		$673,672,432

BERWYN INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 20.6%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% *	89,580,273	$89,580,273
Fidelity Institutional Money Market Portfolio - Select Class, 0.09% *	70,353,908	70,353,908
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.09% *	67,023,831	67,023,831
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.06% *	70,353,908	70,353,908
TOTAL MONEY MARKET FUNDS (Cost $297,311,920)		$297,311,920

TOTAL INVESTMENTS AT VALUE — 100.2% (Cost $1,376,535,606)		$1,449,781,734

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2%)		(3,047,168)

NET ASSETS — 100.0%		$1,446,734,566

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

ADR - American Depositary Receipt.

CV - Convertible Security.

#	Affiliated investment. The Fund owns 5% or more of the outstanding voting shares of the issuer (Note 5).

*	The rate shown is the 7-day effective yield as of December 31, 2012.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS December 31, 2012
COMMON STOCKS — 94.2%	Shares	Value
CONSUMER DISCRETIONARY — 17.5%
AUTOMOBILES — 7.7%
Ford Motor Co.	37,100	$480,445
Thor Industries, Inc.	15,275	571,743
		1,052,188
HOUSEHOLD DURABLES — 3.4%
Harman International Industries, Inc.	10,575	472,068

SPECIALTY RETAIL — 6.4%
Best Buy Co., Inc.	13,750	162,938
Chico's FAS, Inc.	10,650	196,599
Gap, Inc. (The)	6,875	213,400
Lowe's Cos., Inc.	8,825	313,464
		886,401
ENERGY — 9.0%
ENERGY EQUIPMENT & SERVICES — 6.2%
Helmerich & Payne, Inc.	8,025	449,480
Tidewater, Inc.	9,025	403,237
		852,717
OIL, GAS & CONSUMABLE FUELS — 2.8%
Chevron Corp.	3,550	383,897

FINANCIALS — 21.7%
CAPITAL MARKETS — 3.3%
Bank of New York Mellon Corp. (The)	17,650	453,605

COMMERCIAL BANKS — 3.4%
Wells Fargo & Co.	13,800	471,684

DIVERSIFIED FINANCIAL SERVICES — 4.1%
JPMorgan Chase & Co.	12,800	562,816

INSURANCE — 10.0%
Chubb Corp. (The)	5,325	401,079
HCC Insurance Holdings, Inc.	14,975	557,220
Unum Group	20,100	418,482
		1,376,781
THRIFTS & MORTGAGE FINANCE — 0.9%
New York Community Bancorp, Inc.	9,375	122,812

HEALTH CARE — 10.1%
PHARMACEUTICALS — 10.1%
Abbott Laboratories	4,500	294,750
GlaxoSmithKline PLC - ADR	8,200	356,454
Johnson & Johnson	5,900	413,590

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.2% (Continued)	Shares	Value
HEALTH CARE — 10.1% (Continued)
PHARMACEUTICALS — 10.1% (Continued)
Pfizer, Inc.	13,350	$334,818
		1,399,612
INDUSTRIALS — 11.0%
CONSTRUCTION & ENGINEERING — 3.1%
Jacobs Engineering Group, Inc.+	10,000	425,700

INDUSTRIAL CONGLOMERATES — 2.8%
3M Co.	4,225	392,291

MACHINERY — 5.1%
Dover Corp.	6,450	423,830
Lincoln Electric Holdings, Inc.	5,700	277,476
		701,306
INFORMATION TECHNOLOGY — 18.7%
COMMUNICATIONS EQUIPMENT — 4.5%
ADTRAN, Inc.	17,050	332,986
Nokia Corp. - ADR	72,250	285,388
		618,374
COMPUTERS & PERIPHERALS — 3.7%
Dell, Inc.	42,175	427,233
Hewlett-Packard Co.	5,700	81,225
		508,458
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.4%
Itron, Inc.+	10,475	466,661

IT SERVICES — 1.8%
International Business Machines Corp.	1,310	250,930

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.8%
Intel Corp.	18,725	386,297

SOFTWARE — 2.5%
Microsoft Corp.	13,100	350,032

MATERIALS — 6.2%
METALS & MINING — 6.2%
Alcoa, Inc.	42,275	366,947
Nucor Corp.	9,900	427,482
Reliance Steel & Aluminum Co.	900	55,890
		850,319

TOTAL COMMON STOCKS (Cost $11,819,732)		$12,984,949

BERWYN CORNERSTONE FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 5.7%	Shares	Value
Fidelity Institutional Money Market Portfolio - Select Class, 0.09% *	629,289	$629,289
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class, 0.06% *	159,212	159,212
TOTAL MONEY MARKET FUNDS (Cost $788,501)		$788,501

TOTAL INVESTMENTS AT VALUE — 99.9% (Cost $12,608,233)		$13,773,450

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		16,844

NET ASSETS — 100.0%		$13,790,294

ADR - American Depositary Receipt.

+	Non-income producing security.

*	The rate shown is the 7-day effective yield as of December 31, 2012.

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF ASSETS AND LIABILITIES December 31, 2012
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Assets
Investments in Securities:
Unaffiliated Investments, At Market Value (Cost $250,887,596, $1,306,372,375 and $12,608,233 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Note 2)	$293,543,354	$1,368,226,536	$13,773,450
Affiliated Investments, At Market Value (Cost $7,358,407, $70,163,231 and $0 for Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively) (Notes 2 and 5)	8,274,105	81,555,198	—
Receivables:
Dividends and Interest	33,648	7,634,005	17,590
Fund Shares Sold	1,108,822	3,380,946	50,765
Other Assets	19,882	29,820	7,153
Total Assets	302,979,811	1,460,826,505	13,848,958

Liabilities
Payables:
Due to Custodian	—	5,094	—
Fund Shares Redeemed	821,574	5,393,276	—
Investment Securities Purchased	216,865	7,893,559	36,449
Accrued Investment Advisory Fees (Note 5)	249,854	620,377	4,835
Accrued Administration Fees (Note 5)	29,250	135,500	3,745
Other Accrued Expenses	23,492	44,133	13,635
Total Liabilities	1,341,035	14,091,939	58,664

Net Assets	$301,638,776	$1,446,734,566	$13,790,294

Net Assets Consist of:
Paid-in Capital	$259,700,853	$1,374,006,158	$12,678,784
Undistributed Net Investment Income	—	10,810	3
Accumulated Net Realized Losses From Security Transactions	(1,633,533)	(528,530)	(53,710)
Net Unrealized Appreciation on Investment Securities	43,571,456	73,246,128	1,165,217
Net Assets	$301,638,776	$1,446,734,566	$13,790,294

Shares of Beneficial Interest Outstanding (No Par Value, Unlimited Authorized)	9,419,584	109,980,303	988,302

Net Asset Value and Offering Price Per Share	$32.02	$13.15	$13.95

Minimum Redemption Price Per Share (Note 2)	$31.70	$13.02	$13.81

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF OPERATIONS Year Ended December 31, 2012
	BERWYN FUND	BERWYN INCOME FUND	BERWYN CORNERSTONE FUND
Investment Income
Dividends from Unaffiliated Issuers	$3,490,527	$14,962,904	$322,349
Dividends from Affiliated Issuers	282,527	3,613,279	—
Foreign Withholding Taxes on Dividends	—	(195,470)	(3,005)
Interest	—	32,981,585	—
Total Investment Income	3,773,054	51,362,298	319,344

Expenses
Investment Advisory Fees (Note 5)	2,711,759	7,353,232	108,184
Administration Fees (Note 5)	322,356	1,607,833	43,683
Registration and Filing Fees	44,520	84,483	25,362
Custodian and Bank Service Fees	36,819	90,301	4,598
Postage and Supplies	38,927	81,228	5,102
Professional Fees	28,883	29,408	21,603
Shareholder Report Printing	10,635	41,703	1,796
Insurance	12,883	25,947	539
Compliance Service Fees (Note 5)	11,663	11,663	11,663
Trustees’ Fees and Expenses	11,146	11,146	11,146
Other Expenses	11,352	29,239	6,358
Total Expenses Before Fee Waivers by Advisor	3,240,943	9,366,183	240,034
Less Fees Waived by Advisor (Note 5)	—	—	(80,939)
Net Expenses	3,240,943	9,366,183	159,095

Net Investment Income	532,111	41,996,115	160,249

Realized and Unrealized Gains (Losses) on Investments
Net Realized Gains from Sales of Unaffiliated Investment Securities	18,476,897	36,923,355	776,884
Net Realized Gains (Losses) from Sales of Affiliated Investment Securities	(161,806)	1,437,569	—
Net Change in Net Unrealized Appreciation (Depreciation) on Unaffiliated Investment Securities	22,623,965	15,899,562	618,458
Net Change in Net Unrealized Appreciation (Depreciation) on Affiliated Investment Securities	1,729,226	11,429,978	—
Net Realized and Unrealized Gains on Investments	42,668,282	65,690,464	1,395,342

Net Increase in Net Assets Resulting from Operations	$43,200,393	$107,686,579	$1,555,591

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	BERWYN FUND		BERWYN INCOME FUND		BERWYN CORNERSTONE FUND
	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/12	Year Ended 12/31/11
Operations
Net Investment Income (Loss)	$532,111	$(33,280)	$41,996,115	$43,350,181	$160,249	$120,406
Net Realized Gains (Losses) from Sales of Investment Securities	18,315,091	20,948,658	38,360,924	34,994,154	776,884	(66,387)
Net Change in Net Unrealized Appreciation (Depreciation) on Investment Securities	24,353,191	(14,839,156)	27,329,540	(39,962,105)	618,458	(344,682)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,200,393	6,076,222	107,686,579	38,382,230	1,555,591	(290,663)

Distributions to Shareholders
From Net Investment Income	(532,263)	—	(42,026,282)	(43,309,399)	(160,246)	(120,454)
From Realized Gains from Sales of Investment Securities	(17,852,462)	(3,878,415)	(37,985,349)	(34,863,743)	(458,779)	—
Decrease in Net Assets Resulting from Distributions to Shareholders	(18,384,725)	(3,878,415)	(80,011,631)	(78,173,142)	(619,025)	(120,454)

Capital Share Transactions
Proceeds from Shares Sold	110,053,378	74,970,746	465,368,458	361,710,521	2,124,243	2,317,706
Net Asset Value of Shares Issued in Reinvestment of Distributions to Shareholders	18,000,533	3,821,147	74,707,838	73,042,466	610,938	120,129
Proceeds from Redemption Fees Collected (Note 2)	182,571	82,473	307,905	240,186	92	300
Shares Redeemed	(77,990,015)	(43,215,175)	(433,305,166)	(365,307,096)	(901,502)	(1,279,685)
Net Increase in Net Assets from Capital Share Transactions	50,246,467	35,659,191	107,079,035	69,686,077	1,833,771	1,158,450

Total Increase in Net Assets	75,062,135	37,856,998	134,753,983	29,895,165	2,770,337	747,333

Net Assets
Beginning of Year	226,576,641	188,719,643	1,311,980,583	1,282,085,418	11,019,957	10,272,624
End of Year	$301,638,776	$226,576,641	$1,446,734,566	$1,311,980,583	$13,790,294	$11,019,957

Undistributed Net Investment Income	$—	$—	$10,810	$40,977	$3	$—

Capital Share Activity
Shares Sold	3,492,395	2,550,649	35,078,499	27,168,467	156,228	173,042
Shares Reinvested	573,631	131,446	5,681,742	5,614,301	44,432	9,248
Shares Redeemed	(2,524,904)	(1,476,666)	(32,732,153)	(27,483,921)	(64,596)	(95,323)
Net Increase from Fund Share Transactions	1,541,122	1,205,429	8,028,088	5,298,847	136,064	86,967
Shares Outstanding, Beginning of Year	7,878,462	6,673,033	101,952,215	96,653,368	852,238	765,271
Shares Outstanding, End of Year	9,419,584	7,878,462	109,980,303	101,952,215	988,302	852,238

See Accompanying Notes to Financial Statements.

BERWYN FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2012	12/31/2011		12/31/2010		12/31/2009	12/31/2008
Net Asset Value, Beginning of Year	$28.76	$28.28		$22.66		$17.78	$24.42

Income (Loss) from Investment Operations
Net Investment Income (Loss)	0.06	(0.00	)*	0.00	*	0.05	0.02
Net Realized and Unrealized Gains (Losses) on Investment Securities	5.25	0.97		5.61		4.86	(6.65)
Total Income (Loss) from Investment Operations	5.31	0.97		5.61		4.91	(6.63)

Less Distributions
Dividends from Net Investment Income	(0.06)	—		(0.00	)*	(0.05)	(0.03)
Distributions from Net Realized Gains from Sales of Investment Securities	(2.01)	(0.50)		—		—	(0.00)*
Total Distributions	(2.07)	(0.50)		(0.00	)*	(0.05)	(0.03)

Proceeds from Redemption Fees Collected (Note 2)	0.02	0.01		0.01		0.02	0.02

Net Asset Value, End of Year	$32.02	$28.76		$28.28		$22.66	$17.78

Total Return	18.67%	3.45%		24.82%		27.71%	(27.09% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$301,639	$226,577		$188,720		$137,680	$118,349

Ratio of Expenses to Average Net Assets	1.19%	1.21%		1.25%		1.31%	1.29%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.20%	(0.02%	)	0.01%		0.25%	0.10%

Portfolio Turnover Rate	30%	30%		44%		37%	38%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN INCOME FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value, Beginning of Year	$12.87	$13.26	$12.77	$10.30	$12.10

Income (Loss) from Investment Operations
Net Investment Income	0.38	0.44	0.49	0.57	0.60
Net Realized and Unrealized Gains (Losses) on Investment Securities	0.63	(0.04)	0.76	2.47	(1.80)
Total Income (Loss) from Investment Operations	1.01	0.40	1.25	3.04	(1.20)

Less Distributions
Dividends from Net Investment Income	(0.38)	(0.44)	(0.49)	(0.57)	(0.60)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.35)	(0.35)	(0.28)	—	—
Total Distributions	(0.73)	(0.79)	(0.77)	(0.57)	(0.60)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.01	0.00 *	0.00 *

Net Asset Value, End of Year	$13.15	$12.87	$13.26	$12.77	$10.30

Total Return	7.96%	3.09%	10.06%	30.22%	(10.19% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$1,446,735	$1,311,981	$1,282,085	$691,496	$234,645

Ratio of Expenses to Average Net Assets	0.64%	0.65%	0.66%	0.70%	0.73%

Ratio of Net Investment Income to Average Net Assets	2.85%	3.32%	3.93%	5.33%	5.36%

Portfolio Turnover Rate	51%	71%	49%	35%	64%

*	Amount rounds to less than $0.01 per share.

See Accompanying Notes to Financial Statements.

BERWYN CORNERSTONE FUND FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008
Net Asset Value, Beginning of Year	$12.93	$13.42	$12.44	$9.63	$13.62

Income (Loss) from Investment Operations
Net Investment Income	0.17	0.14	0.09	0.10	0.09
Net Realized and Unrealized Gains (Losses) on Investment Securities	1.50	(0.49)	0.98	2.81	(3.99)
Total Income (Loss) from Investment Operations	1.67	(0.35)	1.07	2.91	(3.90)

Less Distributions
Dividends from Net Investment Income	(0.17)	(0.14)	(0.09)	(0.10)	(0.09)
Distributions from Net Realized Gains from Sales of Investment Securities	(0.48)	—	—	—	(0.00)*
Total Distributions	(0.65)	(0.14)	(0.09)	(0.10)	(0.09)

Proceeds from Redemption Fees Collected (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *

Net Asset Value, End of Year	$13.95	$12.93	$13.42	$12.44	$9.63

Total Return	13.02%	(2.59% )	8.57%	30.21%	(28.61% )

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$13,790	$11,020	$10,273	$8,018	$6,076

Ratio of Total Expenses to Average Net Assets	1.89%	1.95%	2.26%	2.72%	2.78%

Ratio of Net Expenses to Average Net Assets #	1.25%	1.25%	1.61%	2.00%	2.00%

Ratio of Net Investment Income to Average Net Assets	0.62%	0.42%	0.08%	0.24%	0.03%

Ratio of Net Investment Income to Average Net Assets #	1.26%	1.12%	0.73%	0.96%	0.81%

Portfolio Turnover Rate	22%	22%	39%	33%	46%

*	Amount rounds to less than $0.01 per share.

#	After advisory fee waivers and expense reimbursements by the Advisor (Note 5).

See Accompanying Notes to Financial Statements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS December 31, 2012

1. ORGANIZATION

Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of The Berwyn Funds (the “Trust”), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Berwyn Fund’s primary investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

Berwyn Income Fund’s investment objective is to provide investors with current income while seeking to preserve capital by taking, in the opinion of the Advisor, reasonable investment risks.

Berwyn Cornerstone Fund’s investment objective is to achieve long-term capital appreciation; current income is a secondary consideration.

2. ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation: The Funds’ securities that are listed on a national securities exchange are valued at the last quoted sales price. Securities not traded on the valuation date, NASDAQ traded securities, all bonds and other securities not listed on a national securities exchange are valued at the last quoted bid price. Short-term investments may be valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available, or quotations for which the Advisor believes do not reflect market value, are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Trustees and will be classified as Level 2 or 3 (see below) within the fair value hierarchy, depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by a reliable pricing source; and actions of the securities markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Corporate Bonds held by Berwyn Income Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012, by security type:

Berwyn Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$278,394,656	$—	$—	$278,394,656
Money Market Funds	23,422,803	—	—	23,422,803
Total	$301,817,459	$—	$—	$301,817,459

Berwyn Income Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$405,031,515	$—	$—	$405,031,515
Preferred Stocks	73,765,867	—	—	73,765,867
Corporate Bonds	—	673,672,432	—	673,672,432
Money Market Funds	297,311,920	—	—	297,311,920
Total	$776,109,302	$673,672,432	$—	$1,449,781,734

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$12,984,949	$—	$—	$12,984,949
Money Market Funds	788,501	—	—	788,501
Total	$13,773,450	$—	$—	$13,773,450

Refer to each Fund’s Schedule of Investments for a listing of the securities valued using Level 1 and Level 2 inputs by security type and industry type. As of December 31, 2012, the Funds did not have any transfers in and out of any Level. The Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2012. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share Valuation: The net asset value of each Fund is determined daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of the Funds are subject to a redemption fee of 1% if redeemed in less than six months from the date of purchase. For the years ended December 31, 2012 and December 31, 2011, proceeds from redemption fees totaled $182,571 and $82,473, respectively, for Berwyn Fund, $307,905 and $240,186, respectively, for Berwyn Income Fund and $92 and $300, respectively, for Berwyn Cornerstone Fund.

Securities Transactions and Investment Income: Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method.

Distributions to Shareholders: Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Berwyn Fund and Berwyn Cornerstone Fund and are declared and paid quarterly to shareholders of Berwyn Income Fund. Net realized short-term gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

Common Expenses: Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Repurchase Agreements: The Funds may enter into repurchase agreements (agreements to purchase securities subject to the seller’s agreement to repurchase them at a specified time and price) with well-established securities dealers or banks. Repurchase agreements may be deemed to be loans by the Funds. It is each Fund’s policy to take possession of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities as collateral under a repurchase agreement and, on a daily basis, mark-to-market such obligations to ensure that their value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the repurchase agreement. If the seller defaults, realization of the collateral by the Funds may be delayed or limited, and the Funds may suffer a loss if the value of the collateral declines.

Federal Income Taxes: It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

3. SECURITY TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and U.S. government securities, were as follows for the year ended December 31, 2012:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Purchases of investment securities	$92,013,958	$545,349,210	$3,223,253
Proceeds from sales and maturities of investment securities	$76,716,972	$555,459,352	$2,624,538

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. TAX MATTERS

The tax character of dividends and distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Berwyn Fund	12/31/2012	$5,648,330	$12,736,395	$18,384,725
	12/31/2011	$—	$3,878,415	$3,878,415
Berwyn Income Fund	12/31/2012	$42,026,282	$37,985,349	$80,011,631
	12/31/2011	$43,309,399	$34,863,743	$78,173,142
Berwyn Cornerstone Fund	12/31/2012	$160,246	$458,779	$619,025
	12/31/2011	$120,454	$—	$120,454

The following information is computed on a tax basis for each item as of December 31, 2012:

	Berwyn Fund	Berwyn Income Fund	Berwyn Cornerstone Fund
Tax Cost of Portfolio Investments	$259,879,536	$1,377,064,136	$12,661,962
Gross Unrealized Appreciation	$51,965,942	$88,967,977	$2,030,575
Gross Unrealized Depreciation	(10,028,019)	(16,250,379)	(919,087)
Net Unrealized Appreciation on Investment Securities	41,937,923	72,717,598	1,111,488
Undistributed Ordinary Income	—	10,810	3
Undistributed Long-Term Gains	—	—	19
Total Distributable Earnings	$41,937,923	$72,728,408	$1,111,510

The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” difference are temporary in nature and are due to the tax deferral of losses on wash sales.

During the year ended December 31, 2012, Berwyn Cornerstone Fund utilized capital loss carryforwards to offset current year realized gains in the amount of $313,844.

During the year ended December 31, 2012, Berwyn Fund reclassified $152 of distributions in excess of net investment income against paid-in-capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2009 through December 31, 2012) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

5. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENTS

The Funds’ investments are managed by The Killen Group, Inc. (the “Advisor”) under the terms of an Investment Advisory Agreement (the “Advisory Agreements”). Under the Advisory Agreements, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund pay the Advisor an investment advisory fee at an annual rate of 1.00%, 0.50% and 0.85%, respectively, of their average daily net assets. Certain Trustees and officers of the Trust are also officers of the Advisor.

With respect to Berwyn Cornerstone Fund, the Advisor has contractually agreed, until at least May 1, 2014, to waive its investment advisory fees and/or reimburse other operating expenses as necessary to maintain the Fund’s ratio of ordinary operating expenses to average net assets at 1.25% per annum. Accordingly, during the year ended December 31, 2012, the Advisor waived investment advisory fees of $80,939. These waivers are not subject to recoupment.

The Trust’s Chief Compliance Officer (“CCO”) is an officer of the Advisor. The Trust has agreed to pay a reasonable allocation of the salary paid by the Advisor to such officer for the time and services provided as CCO to the Trust. Effective September 1, 2012, each Fund pays the Advisor $1,060 monthly for CCO services. Prior to September 1, 2012, each Fund paid the Advisor $964 monthly for CCO services. In addition, the Funds reimburse the Advisor for reasonable out-of-pocket expenses, if any, relating to compliance services.

Trustees who are not affiliated with the Advisor receive compensation from the Funds. Trustees who are affiliated with the Advisor receive no compensation from the Funds.

The Advisor and the officers of the Advisor, together with their families, owned 563,920 shares, 478,182 shares and 300,673 shares of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, respectively, as of December 31, 2012.

AFFILIATED BROKER-DEALER

During the year ended December 31, 2012, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund paid commissions of $92,888, $141,959 and $7,949, respectively, to Berwyn Financial Services Corp., a broker-dealer affiliated with the Advisor, to execute portfolio transactions.

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. The Trust pays Ultimus a fee, payable monthly, at the annual rate of 0.125% of the Funds’ aggregate average daily net assets up to $1 billion, 0.10% of the next $500 million of such assets and 0.085% of such assets in excess of $1.5 billion, subject to a minimum monthly fee of $15,000. Each Fund pays its proportionate share of such fee. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The fees payable to the Distributor are paid by the Advisor (not the Funds).

AFFILIATED INVESTMENTS

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. Accordingly, the following holdings are considered affiliates of Berwyn Fund and Berwyn Income Fund. Transactions in affiliates for the year ended December 31, 2012 were as follows:

Berwyn Fund:

Hooker Furniture Corporation
Percentage of Outstanding Voting Shares Owned	5.30%
Shares at Beginning of Year	517,946
Shares Purchased During the Year	93,762
Shares Sold During the Year	(39,897)
Shares at End of Year	571,811
Market Value at Beginning of Year	$5,956,379
Cost of Purchases During the Year	1,207,889
Cost of Sales During the Year	(619,389)
Change in Unrealized Appreciation (Depreciation)	1,729,226
Market Value at End of Year	$8,274,105
Net Realized Losses During the Year	$(161,806)
Dividend Income Earned During the Year	$282,527

THE BERWYN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Berwyn Income Fund:

	Ennis, Inc.	Met-Pro Corp.	Methode Electronics, Inc.	US Ecology, Inc.
Percentage of Outstanding Voting Shares Owned	6.12%	9.99%	5.25%	5.35%
Shares at Beginning of Year	1,555,193	1,212,003	1,783,508	1,024,565
Shares Purchased During the Year	124,600	256,116	175,608	130,000
Shares Sold During the Year	(77,785)	(300)	(14,701)	(173,446)
Shares at End of Year	1,602,008	1,467,819	1,944,415	981,119
Market Value at Beginning of Year	$20,730,723	$10,956,507	$14,785,281	$19,200,348
Cost of Purchases During the Year	1,976,314	2,405,665	1,359,269	2,230,280
Cost of Sales During the Year	(633,277)	(2,735)	(71,068)	(2,812,087)
Change in Unrealized Appreciation (Depreciation)	2,709,304	863,729	3,429,001	4,427,944
Market Value at End of Year	$24,783,064	$14,223,166	$19,502,483	$23,046,485
Net Realized Gains (Losses) During the Year	$612,433	$(45)	$72,889	$752,292
Dividend Income Earned During the Year	$1,657,165	$405,139	$656,219	$894,756

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. BANK LINE OF CREDIT

Berwyn Fund has an uncommitted $8,000,000 senior secured line of credit. Berwyn Income Fund has an uncommitted $50,000,000 senior secured line of credit. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate minus 0.5% at the time of borrowing. During the year ended December 31, 2012, the Funds did not borrow under their respective lines of credit.

8. SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE BERWYN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Berwyn Fund,
Berwyn Income Fund and Berwyn Cornerstone Fund
and the Board of Trustees of The Berwyn Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund, each a series of shares of beneficial interest of The Berwyn Funds, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
February 26, 2013

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2012 – December 31, 2012).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Funds’ actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that the Funds had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Funds’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads. However, a redemption fee of 1% is applied on the sale of shares held for less than six months.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE BERWYN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period*
Berwyn Fund
Based on Actual Fund Return	$1,000.00	$1,123.80	$6.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.15	$6.04

Berwyn Income Fund
Based on Actual Fund Return	$1,000.00	$1,051.20	$3.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.97	$3.20

Berwyn Cornerstone Fund
Based on Actual Fund Return	$1,000.00	$1,076.10	$6.52
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.85	$6.34

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Berwyn Fund	1.19%
Berwyn Income Fund	0.63%
Berwyn Cornerstone Fund	1.25%

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available at the Funds’ website at http://www.theberwynfunds.com and is also available without charge upon request by calling toll-free 1-800-992-6757, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-992-6757. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
*	Robert E. Killen	1199 Lancaster Avenue Berwyn, PA 19312	1941	President and Trustee	Since February 1983**
	John R. Bartholdson	1199 Lancaster Avenue Berwyn, PA 19312	1944	Trustee	Since February 2013
	Denis P. Conlon	1199 Lancaster Avenue Berwyn, PA 19312	1947	Trustee	Since June 1992**
	Deborah D. Dorsi	1199 Lancaster Avenue Berwyn, PA 19312	1955	Trustee	Since April 1998**
*	Kevin M. Ryan	1199 Lancaster Avenue Berwyn, PA 19312	1947	Vice President and Chief Compliance Officer	Since October 2004***
	Robert G. Dorsey	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1957	Vice President	Since April 2005
	Mark J. Seger	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1962	Treasurer	Since April 2005
	Wade R. Bridge	225 Pictoria Drive, Suite 450, Cincinnati, OH 45246	1968	Secretary	Since August 2011

*	Robert E. Killen and Kevin M. Ryan are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. Killen and Mr. Ryan are brothers-in-law.

**	Reflects length of time served as a Trustee to the Trust and as a Director of the Trust’s predecessor entities, prior to the reorganization in April 1999.

***	Prior to October 2004, Mr. Ryan served the Trust and its predecessor entities in various capacities as a Director and/or officer beginning in 1983.

Each Trustee oversees the three portfolios of the Trust. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

Robert E. Killen is an Officer, Director and majority shareholder of the Advisor. He is also a Director and Officer of Berwyn Financial Services Corp. (a registered broker-dealer).

THE BERWYN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

John R. Bartholdson is a retired aerospace industry executive. He is also a Trustee for the CBRE Clarion Global Real Estate Income Fund.

Denis P. Conlon is President and Chief Executive Officer of CRC Industries (a worldwide manufacturer). He is also President and Chief Executive Officer of Berwind Industrial Products Group (diversified manufacturing).

Deborah D. Dorsi is a retired computer industry executive.

Kevin M. Ryan is Legal Counsel to the Advisor and an Officer and Director of Berwyn Financial Services Corp. (a registered broker-dealer).

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Wade R. Bridge is Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC.

Additional information about the Board of Trustees and executive officers may be found in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-992-6757.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the year ended December 31, 2012. Certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund designate $3,755,425, $16,364,775 and $160,246, respectively, as Qualified Dividend Income, which may be subject to a maximum rate of 15%. Additionally, Berwyn Fund, Berwyn Income Fund and Berwyn Cornerstone Fund intend to designate $12,736,395, $37,985,349 and $458,779, respectively, as long-term gain distributions.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2012 Form 1099-DIV.

THE BERWYN FUNDS

BERWYN FUND • BERWYN INCOME FUND • BERWYN CORNERSTONE FUND

Shareholder Services
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707 Cincinnati, Ohio 45246-0707
1 (800) 992-6757
www.theberwynfunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Denis P. Conlon.  Mr. Conlon is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $36,400 and $36,400 with respect to the registrant’s fiscal years ended December 31, 2012 and 2011, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $7,800 and $7,800 with respect to the registrant’s fiscal years ended December 31, 2012 and 2011, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended December 31, 2012 and 2011, aggregate non-audit fees of $7,800 and $7,800, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Berwyn Funds

By (Signature and Title)*
/s/ Robert E. Killen
Robert E. Killen, President

Date	March 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Robert E. Killen
Robert E. Killen, President

Date	March 5, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 5, 2013

* Print the name and title of each signing officer under his or her signature.